ONCOTELIC

Building the next generation Biotech

TRABEDERSEN-DRUG DEVELOPMENT USING PHOSPHOROTHIOATE ANTISENSE PLATFORM

MATEON THERAPEUTICS

Forward-looking Statements

This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

MATEON THERAPEUTICS

The Three Convergents

PointR.AI

ONCOTELIC



Supercomputing
Antisense Drug
TGF-beta2 target



UPN4050704
UPN203302
A
Baseline
C
Baseline
R
L
1cm
B
Day 918
D
Day 2000





DNA
mRNA
F
Transcription
Translation
Antisense Drug (Oligonucleotide)



MATEON THERAPEUTICS

Antisense Oligonucleotide Molecules

- ❖ Single stranded (13-25-mer) DNA molecules
- ❖ Specifically inhibit target protein expression via complementary hybridization to relevant mRNA
- ❖ PS backbone



5'- -3' Antisense oligonucleotide
5'- -3' Target mRNA
RNAse H-mediated cleavage of target mRNA
DNA/RNA hybrid duplex is the target for RNAse H
Inhibition of translation by steric hindrance
STOP



A
T
G
Phosphodiester bonds
Phosphorothioate bonds
• higher resistance to nucleases (stability)

MATEON THERAPEUTICS

Antisense as Next Generation Drugs

Attributes	Small Molecules	mAb	Antisense
Inception	1850s to present	1920s to present	**1990s to present**
Size	200-500	>150,000	**5,000 to 7,000**
Drug Discovery	Random screening	Focused screening	**Rationally designed**
Success Rate	Low-~5%	Moderate-~50%	**High-~90%**
Predictable PK	No	Yes	**Yes**
On Target Safety	Target Specific	Target Specific	**Target Specific**
Off Target Safety	Nonspecific Targets	Cross Reactivities	**Sequence Homology**
Risk Profile	High >50%	Moderate =< 40%	**Low ~1%**
Speed of Development	15-20 years	10-15 years	**1-5 yrs**
Manufacturing Cost	Low	High	**Low**
Amenable to Individual Therapy	No	No	**Yes**
Regulatory	Optimal	Optimal	**Not Optimal**

MATEON THERAPEUTICS

FDA has approved several ASO

- Fomivirsen: treatment of patients with cytomegalovirus (CMV) retinitis
- Macugen: age-related macular degeneration (AMD) of the retina
- Mipomersen: homozygous familial hypercholesterolemia (HoFH)
- Nusinersen/Spinraza: spinal muscular atrophy.
- Exondys- Duchenne muscular dystrophy.
- Luxturna- retinal dystrophy due to a mutation of the RPE65.
- Inotersen - Hereditary TTR-mediated amyloidosis.
- Patisiran – Hereditary TTR-mediated amyloidosis

Application of Antisense

SARS-COV-2 ANTIVIRAL AGENTS

SARS-COV-2 Target Regions

- 5-UTR: 72 nucleotide-long leader sequence at the 5′ end of SARS-CoV-2.
- TRS: transcription-regulating sequences (TRSs) mediating the discontinuous transcription of subgenomic viral mRNAs (sgRNAs).
- FS: ORF 1a/1b is translated by way of ribosomal frameshifting into polypeptide 1a (440-500 kDa) and 1b (740-810 kDa)



SARS-CoV-2
5′
ORF1a
ORF1b
S
M
E
N
3′
Genomic RNA (mRNA1)
pp1a
pp1ab
ns1
ns2
PLpro
ns4
3CL
ns6
7
8
9
10
ns11
RdRp
Hel
ns14
ns15
ns16
Ribosomal frameshift
PL proteinase
3CL protease
mRNA2
3a
mRNA3
mRNA4
mRNA5
6
mRNA6
7a
7b
mRNA7
Leaky scanning?
8
mRNA8
mRNA9
9b
14
ORF10?
mRNA?
Subgenomic RNAs
= different from SARS 2003
© ViralZone 2020
SIB Swiss Institute of Bioinformatics

Active SARS-CoV-2 Antisense

ONCOTELIC

- Antiviral activity against SARS-CoV and SARS-CoV-2 for each compound is shown.
- Cytotoxicity was observed for TRS1 (53-72), FS (13,458-13,472), and 5TERM (1-20) MOE.
- High antiviral activity was observed with the following compounds: OT-101, 5TERM (1-20), TRS1 (53-72), FS (13,458- 13,472), 5TERM (1-20) MOE, TRS2-2 53-72, and FS-2a (13539-13558).
- The positive control compound performed as expected.

Test Compounds	SARS-CoV			SARS-CoV-2		
	EC_{50}	CC_{50}	SI	EC_{50}	CC_{50}	SI
OT-101	26	>1000	>38	2.0	>1000	>500
5TERM (1-20)	>1000	>1000	0	7.1	>1000	>140
TRS1 (53-72)	>1000	>1000	0	7.6	720	95
TRS2 (56-76)	340	>1000	>2.9	73	>1000	>14
FS (13,458-13,472)	>1000	>1000	0	5.2	430	53
5TERM (1-20) MOE	380	>1000	>2.6	4.9	610	120
TRS2-2 (53-72)	>1000	>1000	0	1.9	>1000	>530
TRS2-2 (53-72) MOE	>1000	>1000	0	62	>1000	>16
FS (13,458-13,472) MOE	>1000	>1000	0	25	>1000	>40
FS-2a (13539-13558)	>1000	>1000	0	17	>1000	>59
RSV1 (negative control)	>1000	>1000	0	620	>1000	>1.6
M128533 (positive control)	0.15	>100	>630	0.012	>10	>830
Artemisinin	>83	83	0	0.45	61	140

MATEON THERAPEUTICS

ONCOTELIC

Application of Antisense

OT-101 AS SARS-COV-2 ANTIVIRAL AGENT

MATEON THERAPEUTICS

Uckun FM, Trieu V. Anna Pul and Cri Car Med..2020; 3(1); 01-09.

- OT-101 was effective against both SARS-CoV and SARS-CoV-2. Moreover, CC50 for OT-101 was calculated to be >1000 µg/mL (the highest concentration tested) indicating that the cellular proliferation was not affected by OT-101 in the absence of SARS-CoV-2.
- OT-101 is a Nanomolar Inhibitor of SARS-CoV-2 Replication. The in vitro antiviral activity against SARS-CoV-2 (USA_WA1/2020 strain) was tested in Vero 76 cells in collaboration with Dr. Brett Hurst at Utah State University that is part of the NIAID Antiviral Testing Consortium. The cytotoxicity of OT-101 against Vero 76 cells was also tested in the absence of SARS-CoV-2.


Cell Viability (%)
Viral Replication (%)
%
120
100
80
60
40
20
0
10
100
1000
10000
100000
1000000
Concentration (nM)

MATEON THERAPEUTICS

Wei J. et al. Preprint. bioRxiv. 2020;2020.06.16.155101.

- Enrichment of sgRNAs targeting the signal transducers SMAD3 and SMAD4 as well as TGF-β superfamily receptor ACVR1B were observed as pro-viral. **SIS3, an inhibitor of SMAD3 of the TGF-β pathway, exhibited dose dependent protection from virus-induced cell death and also inhibited SARS-CoV-2 replication.**
- Vero-E6 cells were pretreated with the indicated concentration of SMAD3 inhibitor SIS3 (D) for 48 hours and then infected with SARS-CoV-2 at a MOI of 0.2. Cytopathic effect indicative of viral replication was suppressed with SIS3
- .Vero-E6 cells were pretreated with 10 µM Calpain inhibitor III, PFI-3 or SIS3 for 48 hours and then infected with icSARS-CoV-2 mNG at a MOI of 1. Infected cell frequencies were measured. Shown are means ± SEM. ns, not statistically significant; *P < 0.05; **P < 0.01; ***P < 0.001. Data are pooled from two independent experiments each in duplicate


D
SIS3
% of DMSO (RLUs CTG)
150
100
50
0
*
**
***
***
***
SIS3: 0 0.6 1.25 2.5 5 10 (µM)


***
*
ns
***
30
20
10
0
%GFP+ cells
No virus
DMSO
Calpain Inh
APY0201
PFI-3
SIS3
SARS-CoV-2 mNG

ATEON RAPEUTICS

ONCOTELIC

Stukalov A et al. bioRxiv.2020.06.17.156455.

- **Upon virus infection, there was an upregulation of TGF-β and EGFR pathways.** Specifically, their diffusion analysis revealed the connection between the binding of ORF8 and ORF3 to TGF-β-associated factors (TGF-β1, TGF-β2, LTBP1, TGF-βR2, FURIN, and BAMBI) and the virus-induced upregulation of fibrinogens, fibronectin, SERPINE1 and integrin(s). The phosphorylation of SMAD1/5, and ERK, JNK, p38 cascade activation, as well as an increased expression of MMPs, DUSPs, JUN, and EGR1 are indicative of TGF-β and EGFR pathway regulation.
- There was a preferential interaction of TGF-β1 and TGF-β2 with CoV2 over that of CoV-1


h
SARS_CoV_ORF8
SARS_CoV2_ORF8
ACATI
ECE1
FAM234A
FBXO6
ENTPD6
TWSG1
GUSB
HFE
GNS
DIPK1A
LRP11
PCDHA4
CYB5D2
FKBP9...
TMX1
FUCA2
EXT2
GGH
UGGT2
HLA-DMB
TOR3A
ITGB5
SELENOF
PON3
PON2
CANX
UGGT1
SDF2
GANAB
PDIA3
CLU
TGFBI
ITGB4
ARSE
ERLEC1
ADAM10
PRKCSH
OS9
ITGA3
NPTX1
UGT1A9
GBA
ADAM9
IGF2R
MET
CLGN
ADAM15
BMPR1B
PROS1
CSGALNACT1
DSC3
FGB
TSKU
IGFBP4
CNNM3
TOR1B
C5
TGFB2
ITGA6
NME3
NTS
CXCL5
IGFBP3
TCTN3
ST8SIA4
FGA
LTBP1
MAN2A1
CNTNAP3B
EGFL7
TGFB1
SERPINE1
12
8
4
0
0.0
2.5
5.0
7.5
10.0
12.5
log2(fold-change) SARS_CoV_ORF8
log2(fold-change) SARS_CoV2_ORF8

MATEON THERAPEUTICS

Elevated TGF-β in COVID-19

- Elevated TGF-β2 expression among RNAs isolated from the bronchoalveolar lavage (BAL) fluid of COVID-19 patients versus normal controls has been reported [Xiong Y et al. Emerg Microbes Infect. 2020;9(1):761-770].
- TGF-β is higher among severe COVID-19 patients. Normal TGF-β level is 4000 pg/ml. The TGF-β level in COVID-19 patients is in 10,000 and above [Agrati C et al. Cell Death Differ. 2020;1-12.]
- Levels of systemic TGF-β in serum from healthy individuals (n=7) and COVID-19 patients with mild (n=12), moderate (n=7) and severe (n=7) disease using LEGENDplex assay [Mann ER et al. Sci. Immunol. 2020. 10.1126/sciimmunol.eabd6197] .
- COVID-19 induces a chronic, TGF-β-dominated adaptive immune response [Ferreira-Gomes M et al. medRxiv. 2020. doi:https:// doi.org/ 10.1101/2020.09.04.20188169]


TGF-□ (pg ml⁻¹)
200
150
100
50
0
N
Mld
Mod
Sev


TGF-β
80000
70000
60000
50000
40000
30000
20000
10000
0
0
5
10
15
20
Severe (Pt1)
Severe (Pt2)
Severe (Pt15)
Severe (Pt18)
Mild (Pt3)
Mild (Pt4)
Mild (Pt5)
Mild (Pt396)

Impacts of Elevated TGF-β

- TGF-β recruits neutrophils into the site of inflammation laying down neutrophil extracellular traps (NET's) responsible for capillaritis, fibrin deposition, mucositis in COVID-19 [Barnes BJ et al. J Exp Med. 2020;217(6):e20200652.].
- TGF-β inhibits ENaC and causes fluid accumulation in the lung and ARDS/pneumonia. [Pittet JF et al. J Clin Invest. 2001;107(12):1537-1544.].
- TGF-β induces late stage fibrosis compromising lung capacity even after recovery [Wang L et al. Int J Clin Exp Pathol. 2019;12(7):2604-2612. Published 2019 Jul 1].
- TGF-β induces IL-6 leading to systemic inflammation and "cytokine storm". [Turner M et al. Cytokine. 1990;2(3):211-216.].
- TGF-β induces TGFBIp leading to vascular inflammation. Park et al. found that TGFBIp and its derivative TGFBIp K676Ac, acetylated 676th lysine TGFBIp, are elevated in the blood of SARS-CoV-2 pneumonia patients (n=113); especially in intensive care unit (ICU) patients than non-ICU patients [Park HH et al. Sci. Adv. 2020; DOI: 10.1126/sciadv.abc1564.].
- TGF-β induces IgA class switching leading to IgA vasculitis/ Kawasaki Disease syndrome. A significant positive association was found between SARS-CoV-2 specific IgA level and the APACHE II score in critically ill patients with COVID 19 (r=0.72, P=0.01) [Yu HQ et al. Eur Respir J. 2020;2001526.].

OT-101: Drug Product- TGF-β2 Antisense.

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA
- Ready for registration trials--Over 200 patients treated across 6 clinical trials
- Potential for breakthrough designation for early approval
- Strong Patent protection until 2037
- Orphan designation granted for three tumor indications in US & EU
- Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 patients
- **Rare Pediatric Indication**
- **Antiviral activities against COVID-19**


TGF-β2 protein coding sequence
0
1,000
2,000
3,000
4,000
5,000
5,882
Human TGF-β2 messenger RNA
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'

OT-101 inhibits SARS-CoV-1 and SARS-CoV-2 replication

- In collaboration with Dr. Brett Hurst at Utah State University, part of the NIAID Antiviral Testing Consortium
- *In vitro* antiviral activity against SARS-CoV-1 and SARS-CoV-2 in Vero 76 cells.

Compound	Virus	EC_{50}	CC_{50}	SI
OT-101	SARS-CoV-1 (Urbani strain)[1]	7.6 (1.24 uM)	>1000	>130
OT-101	SARS-CoV-1 (Urbani strain)[1]	26 (4.23 uM)	>1000	>38
OT-101	SARS-COV-2 USA_WA1/2020[2]	2.0 (0.33 uM)	>1000	>500
RSV	SARS-COV-2 USA_WA1/2020[2]	620.0	>1000	>1.6
M128533	SARS-COV-2 USA_WA1/2020[2]	0.012	>10	>830
Remdesivir	SARS-COV-2 (Wang M. et al., 2020, Cell Res. 30:269-271)	(0.77 uM)	(>100 uM)	>129.87

RSV- Negative control antisense/M128533- positive control

EC_{50}: 50% effective antiviral concentration (in µg/ml) / CC_{50}: 50% cytotoxic concentration of compound without virus added (in µg/ml) / SI = CC_{50}/EC_{50}

[1]Source: Centers for Disease Control Stock 809940 (200300592)

[2]Source: the World Reference Center for Emerging Viruses and Arboviruses (WRCEVA) at UTMB

MATEON THERAPEUTICS

MOA of OT-101: The TGF-β storm Antiviral Concept

Untreated: Host cell-derived TGF-β is rapidly released into the airways after viral infection, suppressing IFNβ responses. This creates a stead surge of TGF-β- the TGF-β storm [1].

- **OT-101:** , viral replication is suppressed, IFNβ is induced, and innate and adaptive immune responses suppressed. End result = protection from both viral and immune driven pathologes ie. ARDS and cytokine storm. [1].



12 h
1 Day
3 Days
6 Days
Magnitude
Adaptive Immune response
TGF-β
Innate Immune response
Viral load
IFN β response



Magnitude
Adaptive Immune response
Innate Immune response
TGF-β
IFN β response
Viral load

- **In the coming days when the second wave of COVID 19 will emerged during the flu season- it would be desirable to have OT-101 as it could potentially suppress both COVID-19 and other respiratory viral infections.**

- [1] Denney L, Branchett W, Gregory LG, Oliver RA, Lloyd CM. Epithelial-derived TGF-β1 acts as a pro-viral factor in the lung during influenza A infection. Mucosal Immunology. 2018;11(2):523-535.

MATEON THERAPEUTICS

OT-101 Treatment Suppressed IL-6

- Cytokine levels of clinical plasma samples of 12 pancreatic cancer patients of the P001 study of OT-101 in advanced solid tumor patients were measured using the ImmunoSignal cytokine storm assay developed by Eurofins.
- Nine patients with elevated IL-6 were examined further. More than 50% of these patients (6 of 9) exhibited significant reduction in IL-6 level following 1st cycle of dosing with OT-101. Of significant are pts 1041 and 1051 who exhibited a rebound following treatment stop on cycle 1 which decreased again on subsequent cycle 2. All patients exhibited elevated IL-6 on disease progression.
- The data is supportive of OT-101 as therapeutic against COVID-19


IL-6/ P001 Trial Data
IL-6 level pg/mL
128
64
32
16
8
4
2
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Timepoint
1041
1043
1047
1049
1051

MATEON THERAPEUTICS

19

OT-101: Proposed Phase IIa/III Clinical trial design for COVID-19


COVID-19
Patients
Phase IIA Trial
-part 1- w/o oxygen requirement
-part 2- w/ oxygen requirement
Phase III
N ~ 300
2:1 Randomization
Size and Indication dependent on phase IIA outcome
Part 1
2:1
RANDOMIZE
Arm 1
OT-101
Dose: 140 mg/m² on day 1-7
Intravenous infusion
+
Standard of Care
N=12 (Optional +12)
Arm 2
Standard of Care
N=6 (Optional +6)
2:1
Part 2
RANDOMIZE
Arm 1
OT-101
Dose: 140 mg/m² on day 1-7
Intravenous infusion
+
Standard of Care
N=12 (Optional +12)
Arm 2
Standard of Care
N=6 (Optional +6)

Mateon/Oncotelic- (MATN)- Pharma Forum 2020/ Pharmacology and Toxicology/September 21, 2020



NAVIGATOR
Large Data Analytics



DATA
Large Clinical Data



PIPELINE
High Value Pipeline

Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com/
- www.mateon.com

Thank You

MATEON THERAPEUTICS